Exhibit 3.1

ARTICLES OF INCORPORATION

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz

                                                      Filing Date 07/12/2010
                                                      Entity Number E329392010-7

                                                      Filed in the office of
                                                      /s/ Ross Miller
                                                      Ross Miller
                                                      Secretary of State
                                                      State of Nevada

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:         Goff, Corp.

2. Resident Agent Name &
   Street Address:              Nevada Commercial Registered Agent
                                4231 Dant Blvd
                                Reno Nevada, 89509-7020

3. Shares:                      Number of Shares with par value: 75,000,000
                                Par value: $.001
                                Number of Shares without par value:

4. Name & Address of Board
   Of Directors/Trustees:       Gary O'Flynn
                                PO Box 4470
                                Lake Tahoe (Stateline)
                                NV 89449

                                Patrick Corkery
                                PO Box 4470
                                Lake Tahoe (Stateline)
                                NV 89449


5. Purpose:                     All lawful business


6. Name, Address & Signature
   Of Incorporator:             Terry Wells
                                /s/ Terry Wells
                                4231 Dant Blvd.
                                Reno, NV 89509-1020

7. Certificate of Acceptance    I hereby accept appointment as Resident Agent
   of Appointment of Resident   for the above named corporation.
   Agent:                       /s/ Terry Wells                       07-12-2010
                                Authorized Signature of R.A.             Date